                                 EXHIBIT (e)(2)

     FORM OF AMENDED SCHEDULES A, B, C AND D DATED MARCH 13, 2000 TO THE
      DISTRIBUTION AGREEMENT BETWEEN THE REGISTRANT AND BISYS FUND SERVICES
                               LIMITED PARTNERSHIP

                                                Dated: November 23, 1999

                           FORM OF AMENDED SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997

                                  NAME OF FUND
AmSouth Prime Money Market Fund
AmSouth U.S. Treasury Money Market Fund
AmSouth Tax-Exempt Money Market Fund
AmSouth Value Fund
AmSouth Regional Equity Fund
AmSouth Bond Fund AmSouth Limited Term Bond Fund
AmSouth Municipal Bond Fund
AmSouth Balanced Fund AmSouth Government Income Fund
AmSouth Florida Tax-Exempt Fund
AmSouth Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Institutional Prime Obligations Money Market Fund
AmSouth Institutional U.S. Treasury Money Market Fund
AmSouth Enhanced Market Fund
AmSouth Select Equity Fund
AmSouth International Equity Fund
AmSouth Mid Cap Fund
AmSouth Capital Growth Fund
AmSouth Large Cap Fund
AmSouth Limited Term U.S. Government Fund
AmSouth Tennessee Tax-Exempt Fund
AmSouth Limited Term Tennessee Tax-Exempt Fund
AmSouth Treasury Reserve Money Market Fund
AmSouth Strategic Portfolios: Aggressive Growth Portfolio
AmSouth Strategic Portfolios: Growth Portfolio
AmSouth Strategic Portfolios: Growth & Income Portfolio
AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio
AmSouth Strategic Portfolios: Current Income Portfolio


                                    AMSOUTH MUTUAL FUNDS

                                    By:___________________________
                                    Name: ________________________
                                    Title: _______________________


                                    BISYS FUND SERVICES
                                    LIMITED PARTNERSHIP

                                    By:  BISYS Fund Services, Inc.
                                          General Partner

                                    By:___________________________
                                    Name: ________________________
                                    Title: _______________________

                                                      Dated: March 13, 2000

                           FORM OF AMENDED SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997

Servicing Plan Funds

Class A Shares of the AmSouth Prime Money Market Fund
Class A Shares of the AmSouth U.S. Treasury Money Market Fund
Class A Shares of the AmSouth Tax-Exempt Money Market Fund
Class A Shares of the AmSouth Value Fund
Class A Shares of the AmSouth Regional Equity Fund
Class A Shares of the AmSouth Bond Fund
Class A Shares of the AmSouth Limited Term Bond Fund
Class A Shares of the AmSouth Municipal Bond Fund
Class A Shares of the AmSouth Balanced Fund
Class A Shares of the AmSouth Government Income Fund
Class A Shares of the AmSouth Florida Tax-Exempt Fund
Class A Shares of the AmSouth Growth Fund
Class A Shares of the AmSouth Small Cap Fund
Class A Shares of the AmSouth Equity Income Fund
Class A Shares of the AmSouth Enhanced Market Fund
Class A Shares of the AmSouth Select Equity Fund
Class A Shares of the AmSouth International Equity Fund
Class A Shares of the AmSouth Mid Cap Fund
Class A Shares of the AmSouth Capital Growth Fund
Class A Shares of the AmSouth Large Cap Fund
Class A Shares of the AmSouth Limited Term U.S. Government Fund
Class A Shares of the AmSouth Tennessee Tax-Exempt Fund
Class A Shares of the AmSouth Limited Term Tennessee Tax-Exempt Fund
Class A Shares of the AmSouth U.S. Treasury Reserve Money Market Fund
Class A Shares of the AmSouth Strategic Portfolios: Aggressive Growth Portfolio Class A Shares of the AmSouth Strategic Portfolios: Growth Portfolio
Class A Shares of the AmSouth Strategic Portfolios: Growth & Income Portfolio Class A Shares of the AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio
Class A Shares of the AmSouth Strategic Portfolios: Current Income Portfolio

Distribution Plan Funds

Class B Shares of the AmSouth Prime Money Market Fund
Class B Shares of the AmSouth Value Fund
Class B Shares of the AmSouth Regional Equity Fund
Class B Shares of the AmSouth Bond Fund
Class B Shares of the AmSouth Limited Term Bond Fund

Class B Shares of the AmSouth Municipal Bond Fund
Class B Shares of the AmSouth Balanced Fund
Class B Shares of the AmSouth Government Income Fund
Class B Shares of the AmSouth Florida Tax-Exempt Fund
Class B Shares of the AmSouth Growth Fund
Class B Shares of the AmSouth Small Cap Fund
Class B Shares of the AmSouth Equity Income Fund
Class B Shares of the AmSouth Enhanced Market Fund
Class B Shares of the AmSouth Select Equity Fund
Class II Shares of the AmSouth Institutional Prime Obligations Money Market Fund Class III Shares of the AmSouth Institutional Prime Obligations Money Market Fund Class II Shares of the AmSouth Institutional U.S. Treasury Money Market Fund Class III Shares of the AmSouth Institutional U.S. Treasury Money Market Fund Class B Shares of the AmSouth International Equity Fund
Class B Shares of the AmSouth Mid Cap Fund
Class B Shares of the AmSouth Capital Growth Fund
Class B Shares of the AmSouth Large Cap Fund
Class B Shares of the AmSouth Limited Term U.S. Government Fund
Class B Shares of the AmSouth Tennessee Tax-Exempt Fund
Class B Shares of the AmSouth Limited Term Tennessee Tax-Exempt Fund
Class B Shares of the AmSouth Strategic Portfolios: Aggressive Growth Portfolio Class B Shares of the AmSouth Strategic Portfolios: Growth Portfolio
Class B Shares of the AmSouth Strategic Portfolios: Growth & Income Portfolio Class B Shares of the AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio
Class B Shares of the AmSouth Strategic Portfolios: Current Income Portfolio


                                    AMSOUTH MUTUAL FUNDS

                                    By:___________________________

                                    Name: ________________________

                                    Title: _______________________

                                    BISYS FUND SERVICES
                                    LIMITED PARTNERSHIP

                                    By:  BISYS Fund Services, Inc.
                                          General Partner

                                    By:___________________________
                                    Name: ________________________
                                    Title: _______________________

                                                      Dated: March 13, 2000

                           FORM OF AMENDED SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997

Class A Shares of the AmSouth Equity Fund
Class A Shares of the AmSouth Regional Equity Fund
Class A Shares of the AmSouth Bond Fund
Class A Shares of the AmSouth Limited Term Bond Fund
Class A Shares of the AmSouth Municipal Bond Fund
Class A Shares of the AmSouth Balanced Fund
Class A Shares of the AmSouth Government Income Fund
Class A Shares of the AmSouth Florida Tax-Exempt Fund
Class A Shares of the AmSouth Growth Fund
Class A Shares of the AmSouth Small Cap Fund
Class A Shares of the AmSouth Equity Income Fund
Class A Shares of the AmSouth Select Equity Fund
Class A Shares of the AmSouth Enhanced Market Fund
Class A Shares of the AmSouth International Equity Fund
Class A Shares of the AmSouth Mid Cap Fund
Class A Shares of the AmSouth Capital Growth Fund
Class A Shares of the AmSouth Large Cap Fund
Class A Shares of the AmSouth Limited Term U.S. Government Fund
Class A Shares of the AmSouth Tennessee Tax-Exempt Fund
Class A Shares of the AmSouth Limited Term Tennessee Tax-Exempt Fund
Class A Shares of the AmSouth Strategic Portfolios: Aggressive Growth Portfolio Class A Shares of the AmSouth Strategic Portfolios: Growth Portfolio
Class A Shares of the AmSouth Strategic Portfolios: Growth & Income Portfolio Class A Shares of the AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio
Class A Shares of the AmSouth Strategic Portfolios: Current Income Portfolio



                                          AMSOUTH MUTUAL FUNDS

                                          By:___________________________

                                          Name: ________________________

                                          Title: _______________________

                                          BISYS FUND SERVICES
                                          LIMITED PARTNERSHIP

                                          By:  BISYS Fund Services, Inc.
                                            General Partner

                                          By:___________________________
                                          Name: ________________________
                                          Title:  ______________________

                                                      Dated: March 13, 2000

                           FORM OF AMENDED SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997


Class B Shares of the AmSouth
  Prime Money Market Fund

Class B Shares of the AmSouth
  Value Fund

Class B Shares of the AmSouth
  Regional Equity Fund

Class B Shares of the AmSouth
  Bond Fund

Class B Shares of the AmSouth
  Limited Term Bond Fund

Class B Shares of the AmSouth
  Municipal Bond Fund

Class B Shares of the AmSouth
  Balanced Fund

Class B Shares of the AmSouth
  Government Income Fund

Class B Shares of the AmSouth
  Florida Tax-Exempt Fund

Class B Shares of the AmSouth
  Growth Fund

Class B Shares of the AmSouth
  Small Cap Fund

Class B Shares of the AmSouth
  Equity Income Fund

Class B Shares of the AmSouth
  Enhanced Market Fund

Class B Shares of the AmSouth
  Select Equity Fund

Class II Shares of the AmSouth
  Institutional Prime Obligations Money Market Fund

Class III Shares of the AmSouth
  Institutional Prime Obligations Money Market Fund

Class II Shares of the AmSouth
  Institutional U.S. Treasury Money Market Fund

Class III Shares of the AmSouth
  Institutional U.S. Treasury Money Market Fund

Class B Shares of the AmSouth
International Equity Fund

Class B Shares of the AmSouth
Mid Cap Fund

Class B Shares of the AmSouth
Capital Growth Fund

Class B Shares of the AmSouth
Large Cap Fund

Class B Shares of the AmSouth
Limited Term U.S. Government Fund

Class B Shares of the AmSouth
Tennessee Tax-Exempt Fund

Class B Shares of the AmSouth
Limited Term Tennessee Tax-Exempt Fund

Class B Shares of the AmSouth
Strategic Portfolios: Aggressive Growth Portfolio

Class B Shares of the AmSouth
Strategic Portfolios: Growth Portfolio

Class B Shares of the AmSouth
Strategic Portfolios: Growth and Income Portfolio

Class B Shares of the AmSouth
Strategic Portfolios: Moderate Growth and Income Portfolio

Class B Shares of the AmSouth
Strategic Portfolios: Current Income Portfolio


                                    AMSOUTH MUTUAL FUNDS

                                    By:___________________________

                                    Name: ________________________

                                    Title: _______________________


                                    BISYS FUND SERVICES
                                    LIMITED PARTNERSHIP

                                    By:  BISYS Fund Services, Inc.
                                          General Partner

                                    By:___________________________

                                    Name: ________________________

                                    Title:  ______________________